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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

October 16, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2002. The net asset value per common share at that date was $14.31. In addition, during the quarter, three $0.11 per share monthly dividends were declared and paid to common shareholders.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Advantage Income Realty Fund had a total return, based on income and change in net asset value, of - 6.9%. This compares to the NAREIT Equity REIT Index's* total return of - 9.1%. For the nine months, the fund's total return was 8.7%, compared to NAREIT's 3.4%.

    REITs faced a difficult third quarter, experiencing a negative quarterly return for the first time in a year and their worst quarterly performance in four years. Their poor performance was accompanied by one of the worst quarters, years and three-year periods in stock market history. Further, the bond bull market continued unabated as interest rates fell to generational lows -- once again dispelling the perception of the relationships among stocks, REITs and interest rates. The declines in interest rates and share prices appear to be the result of growing concern about the strength of the economic recovery and the resulting impact on corporate profitability. Indeed, earnings expectations based on both bottom-up and top-down analyses of the major stock market indexes have declined continuously over the past several months. With potential third-quarter earnings disappointments deflating share values, including those of REITs, there appeared to be few places to escape from the bear market in equities. Even with their disappointing absolute performance, however, REITs still outpaced the broader equity market by a wide margin.

    In the third quarter, negative sentiment spread to the REIT sector for the first time in years. Slow job growth and rising corporate and individual bankruptcies have begun to take a toll on the credit-worthiness of many users of space, both commercial and residential. Whereas interest rates are at generational lows, they have failed to stimulate the type of growth that would be consistent with historical precedent. This has caused some to wonder whether the United States is entering a 'Japan-like' economic environment, in which we experience an unprecedented long-term economic slowdown that cannot be reversed through the use of central bank monetary policy. Also weighing heavily on investors' minds is the prospect of war against Iraq, which many fear could cause the existing slow growth climate to revert into a new recession.

    Just as much of corporate America is having trouble increasing prices, many landlords too are now in a situation, for the first time in years, where they cannot raise rents. Many markets are experiencing declines in rents and landlords are increasing concessions in order to retain or attract tenants. While a decline in new construction

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

(with the exception of apartments) is a positive for fundamentals in the future, the more important factor is that a shortage of tenants for most property types in most major markets has developed.

    There are exceptions, of course, though very few. Most notable is retail real estate, which has been the strongest sector due to the enduring strength of the consumer. Evidence of this sector's strength can be found in stable occupancy rates, strong sales per square foot performance, and moderate net rental growth. Retail REITs, consequently, have had the best earnings growth this year -- as well as the best stock price performance -- though fears of a retrenchment in consumer spending are causing some analysts to question the sustainability of retail REITs' earnings growth. Other companies that have outperformed have done so by virtue of acquisition opportunities, refinancing events or new developments. Most sectors and companies, however, have struggled to maintain occupancies and rents. As we close in on the final months of 2002, earnings expectations have been uniformly reduced for both this year and 2003. Some sectors, such as apartment, are not expected to experience a recovery until late 2003 or early 2004.

    Finally, with the phenomenon of all time low interest rates seemingly unable to ignite a stronger economy, the dreaded prospect of deflation is getting more attention. With respect to real estate, this environment has created crosscurrents that we believe have never before existed. The sluggish economy, which is precipitating pressure on rents and occupancies, should logically result in a withdrawal of credit to real estate and declining property values. Nevertheless, credit remains quite plentiful for real estate buyers and owners. Thus, offsetting lower real estate operating income has been lower financing costs. Further, because investors' return expectations are significantly lower than in recent memory, many investors are finding the potential for a bond-like return in the mid to high single digits, with a call on some future growth, quite attractive. The net result has been stable property values despite eroding fundamentals. We do not believe that this situation can persist -- either fundamentals have to improve or property values are bound to eventually fall.

INVESTMENT OUTLOOK

    After nearly three years of superior investment performance, which were the result of strong real estate conditions, the REIT rally appears to have stalled in the third quarter. This seems to have coincided with the reality that real estate fundamentals are succumbing to the same economic issues that are impacting much of corporate America. Nonetheless, we are not of the belief that a new bear market in REITs is in the offing. On the contrary, we believe that the massive monetary and fiscal stimulus that has been injected into the U.S. economy will result in renewed growth. This, in fact, is already becoming evident in many economic statistics. Although job growth has been slow, our reading of economic history suggests that this is normal in the early stages of a recovery. Meanwhile, vacancy rates have stabilized for many major property types, new construction has plummeted (with the notable exception of the apartment sector) and the real estate industry as a whole has remained on very sound financial footing. This is especially true for most publicly traded REITs, which have taken

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

advantage of favorable debt markets to strengthen their balance sheets. Consequently, we believe REITs today are poised to fully participate in any coming economic upturn.

    Many people who watch the stock market closely and have been discouraged by the bear market that has been plaguing it for nearly three years seem to be among the most pessimistic about the U.S. economy. In retrospect, however, the bursting of the stock market bubble that began in 2000 has simply served to correct an extreme overvaluation of stock prices -- perhaps the greatest that ever existed. These valuations could not have been sustained no matter what the economic growth rate. Unfortunately, this process coincided with a major cyclical decline in the economy and profits, which worsened valuations and deepened this corrective process. While the decline in stock prices may not yet be complete, with the major averages at or below five year lows, we have certainly come a long way toward unwinding many excesses.

    In contrast to stocks, REITs began the year 2000 having already undergone a nearly two-year correction from a modestly overvalued level in early 1998. With earnings and dividends growing steadily for the past three years, price appreciation has barely kept pace with earnings growth. As a result, REITs today are near the lowest level of their historic valuation range with respect to price/cash flow multiples and discounts from net asset values. In addition, REIT dividend yields are at all-time-wide spreads relative to fixed income instruments. While these discounted valuations may at first appear to be consistent with weakening fundamentals, we believe they have been overdone given our expectation of a stabilizing (if not expanding) economy.

    The only major strategic change we have made in the recent quarter is that we have taken a substantial underweight position in the apartment sector due to the combination of a deteriorating supply and demand situation and relative valuation. The low interest rate environment -- which has made single family housing very affordable and increased the propensity to own rather than rent -- has decreased demand for rental housing. Exacerbating this has been slow job growth and household formations due to the weak economy. Whereas this weakening in demand rationally would be expected to cause a contraction in the supply of new apartments, construction almost nationwide has continued unabated. The reason: low capitalization rates for apartments and the low cost of borrowing have reduced developers' hurdle rates, and capital is still plentiful from both banks and government sponsored lenders. The resulting rise in vacancy rates has precipitated a decline in rents (as well as an increase in free rent and other concessions), which is undermining the economics of the industry. In short, landlords of apartments have little or no pricing power -- and little prospect of this changing. In addition, apartment REIT valuations have persisted at levels that are above both their historical levels and the REIT averages.

    In our view, with REITs selling at an average current yield of 7%, and with an average dividend payout ratio that is below 70%, the industry is as attractively valued as ever. Furthermore, unlike many other investments in which the value of a company's assets can evaporate literally overnight, REITs own hard assets whose value has permanence, produces cash income and has growth potential. In the uncertain environment that pervades the

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

financial markets today, we believe that REITs represent excellent value and the ability to add meaningfully to any portfolio's diversification and return potential.

Sincerely,


             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                              GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager

           Cohen & Steers is online at COHENANDSTEERS.COM
    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                  NUMBER                    DIVIDEND
                                                                 OF SHARES      VALUE        YIELD1
                                                                 ---------   ------------   --------
EQUITIES                                              133.68%
  COMMON STOCK                                         95.83%
    DIVERSIFIED                                         4.39%
        Colonial Properties Trust.............................     440,200   $ 15,926,436     7.30%
                                                                             ------------
    HEALTH CARE                                        14.42%
        Health Care Property Investors........................     243,400     10,368,840     7.70
        Health Care REIT......................................     421,200     11,519,820     8.56
        Nationwide Health Properties..........................     985,500     16,802,775    10.79
        Ventas................................................   1,025,100     13,685,085     7.12
                                                                             ------------
                                                                               52,376,520
                                                                             ------------
    INDUSTRIAL                                          4.91%
        First Industrial Realty Trust.........................     531,900     16,483,581     8.78
        Keystone Property Trust...............................      80,000      1,331,200     7.81
                                                                             ------------
                                                                               17,814,781
                                                                             ------------
    OFFICE                                             27.76%
        Arden Realty..........................................     517,800     12,245,970     8.54
        Brandywine Realty Trust...............................     471,100     10,623,305     7.80
        CarrAmerica Realty Corp...............................     198,200      4,988,694     7.95
        Crescent Real Estate Equities Co......................     703,100     11,038,670     9.55
        Equity Office Properties Trust........................     172,200      4,446,204     7.75
        Highwoods Properties..................................     750,500     17,561,700    10.00
        Mack-Cali Realty Corp.................................     606,100     19,473,993     7.84
        Prentiss Properties Trust.............................     550,300     15,925,682     7.74
        Vornado Realty Trust..................................     115,000      4,536,750     6.69
                                                                             ------------
                                                                              100,840,968
                                                                             ------------
    OFFICE/INDUSTRIAL                                  10.68%
        Kilroy Realty Corp....................................      85,200      2,020,092     8.35
        Liberty Property Trust................................     640,000     19,840,000     7.74
        Reckson Associates Realty Corp. -- Class B............     712,500     16,921,875    10.91
                                                                             ------------
                                                                               38,781,967
                                                                             ------------
    RESIDENTIAL -- APARTMENT                            8.90%
        Apartment Investment & Management Co. -- Class A......     135,100      5,248,635     8.44
        Gables Residential Trust..............................     326,400      8,718,144     9.02
        Home Properties of New York...........................      96,500      3,136,250     7.38
        Post Properties.......................................     282,300      7,334,154    12.01
        Summit Properties.....................................     194,700      3,777,180     9.79
        United Dominion Realty Trust..........................     258,500      4,112,735     6.98
                                                                             ------------
                                                                               32,327,098
                                                                             ------------

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                  NUMBER                    DIVIDEND
                                                                 OF SHARES      VALUE        YIELD(1)
                                                                 ---------   ------------   --------
    SELF STORAGE                                        6.05%
        Public Storage -- Series A............................     802,400   $ 21,985,760     8.94%
                                                                             ------------
    SHOPPING CENTER                                    18.72%
      COMMUNITY CENTER                                  6.19%
        Developers Diversified Realty Corp....................      64,000      1,408,640     6.91
        Federal Realty Investment Trust.......................     191,700      5,175,900     7.19
        Kramont Realty Trust..................................     800,000     11,840,000     8.78
        Regency Centers Corp..................................      17,300        536,300     6.58
        Urstadt Biddle Properties -- Class A..................     300,000      3,534,000     6.96
                                                                             ------------
                                                                               22,494,840
                                                                             ------------
      REGIONAL MALL                                    12.53%
        Glimcher Realty Trust.................................     166,100      3,112,714    10.25
        Macerich Co...........................................     697,700     21,614,746     7.10
        Mills Corp............................................     455,700     13,516,062     7.38
        Simon Property Group..................................      70,800      2,529,684     6.16
        Taubman Centers.......................................     332,800      4,735,744     7.17
                                                                             ------------
                                                                               45,508,950
                                                                             ------------
        TOTAL SHOPPING CENTER.................................                 68,003,790
                                                                             ------------
             TOTAL COMMON STOCK (Identified
               cost -- $334,637,426)..........................                348,057,320
                                                                             ------------
  PREFERRED STOCK                                      37.85%
    DIVERSIFIED                                         0.15%
        Colonial Properties Trust, 8.75%, Series A............      12,600        315,378     8.75
        Colonial Properties Trust, 9.25%, Series C............       8,200        215,250     8.80
                                                                             ------------
                                                                                  530,628
                                                                             ------------
    FINANCE                                             1.81%
        iStar Financial, 9.375%, Series B.....................      91,200      2,289,120     9.32
        iStar Financial, 9.20%, Series C......................      55,700      1,396,399     9.17
        iStar Financial, 8.00%, Series D......................     121,500      2,867,400     8.47
                                                                             ------------
                                                                                6,552,919
                                                                             ------------
    HEALTH CARE                                         4.79%
        Health Care REIT, 8.875%, Series B....................      17,600        439,120     8.90
        Nationwide Health Properties, 7.677%, Series P(2).....     221,000     16,967,275    10.00
                                                                             ------------
                                                                               17,406,395
                                                                             ------------

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                  NUMBER                    DIVIDEND
                                                                 OF SHARES      VALUE        YIELD(1)
                                                                 ---------   ------------   --------
    HOTEL                                               3.90%
        FelCor Lodging Trust, $1.95, Series A (Convertible)...     114,500   $  2,427,400     9.20%
        FelCor Lodging Trust, 9.00%, Series B.................      55,440      1,351,760     9.22
        Host Marriott Corp., 10.00%, Series B.................       2,500         62,500    10.00
        Host Marriott Corp.,10.00%, Series C..................      25,300        636,801     9.93
        Innkeepers USA, 8.625%, Series A......................     200,500      4,661,625     9.29
        LaSalle Hotel Properties, 10.25%, Series A............     200,000      5,040,000    10.16
                                                                             ------------
                                                                               14,180,086
                                                                             ------------
    OFFICE                                              8.38%
        Alexandria Real Estate Equities, 9.10%, Series B......      53,900      1,419,187     8.66
        CarrAmerica Realty Corp., 8.55%, Series C.............      30,000        756,900     8.48
        Crescent Real Estate Equities Co., 6.75%, Series A
           (Convertible)......................................     371,300      7,166,090     8.76
        HRPT Properties Trust, 8.75%, Series B................     120,000      2,984,400     8.81
        Highwoods Properties, 8.625%, Series A(2).............      18,550     18,111,756     8.83
                                                                             ------------
                                                                               30,438,333
                                                                             ------------
    OFFICE/INDUSTRIAL                                   5.88%
        PS Business Parks, 9.50%, Series D(3).................     800,000     21,360,000     8.91
                                                                             ------------
    RESIDENTIAL -- APARTMENT                            8.80%
        Apartment Investment & Management Co., 9.00%,
           Series C...........................................      14,600        362,810     9.05
        Apartment Investment & Management Co., 8.75%,
           Series D...........................................      58,100      1,409,506     8.99
        Apartment Investment & Management Co., 9.375%,
           Series G...........................................      52,800      1,362,768     9.07
        Apartment Investment & Management Co., 9.50%,
           Series H...........................................      10,500        262,920     9.50
        Apartment Investment & Management Co., 10.10%,
           Series Q...........................................      17,600        459,184     9.70
        Apartment Investment & Management Co., 10.00%,
           Series R(3)........................................     917,500     23,992,625     9.56
        BRE Properties, 8.08%, Series B.......................      28,900        742,730     7.86
        Mid-America Apartment Communities, 9.50%, Series A....      15,600        396,240     9.37
        Mid-America Apartment Communities, 8.875%,
           Series B...........................................      58,300      1,457,500     8.88
        Mid-America Apartment Communities, 9.375%,
           Series C...........................................      61,100      1,524,445     9.38
                                                                             ------------
                                                                               31,970,728
                                                                             ------------
    SHOPPING CENTER                                     4.14%
      COMMUNITY CENTER                                  1.32%
        Developers Diversified Realty Corp., 8.68%,
           Series D...........................................       1,000         25,110     8.64
        Developers Diversified Realty Corp., 8.60%,
           Series F...........................................     100,000      2,550,000     8.43
        Federal Realty Investment Trust, 8.50%, Series B......      20,100        520,590     8.22
        New Plan Excel Realty Trust, 7.80%, Series D(2).......      20,000        952,750     8.19
        Realty Income Corp., 9.375%, Series B.................      28,000        728,000     9.00
                                                                             ------------
                                                                                4,776,450
                                                                             ------------

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                  NUMBER                    DIVIDEND
                                                                 OF SHARES      VALUE        YIELD(1)
                                                                 ---------   ------------   --------
      OUTLET CENTER                                     0.44%
        Chelsea Property Group, 8.375%, Series A(2)...........      33,800   $  1,579,305     8.97%
                                                                             ------------
      REGIONAL MALL                                     2.38%
        Crown American Realty Trust, 11.00%, Series A.........     125,600      6,970,800     9.91
        Rouse Co., 9.25%, Series Z............................      17,700        453,120     9.02
        Taubman Centers, 8.30%, Series A......................      51,100      1,226,400     8.67
                                                                             ------------
                                                                                8,650,320
                                                                             ------------
        TOTAL SHOPPING CENTER.................................                 15,006,075
                                                                             ------------
             TOTAL PREFERRED STOCK (Identified
               cost -- $129,229,232)..........................                137,445,164
                                                                             ------------
             TOTAL EQUITIES (Identified
               cost -- $463,866,658)..........................                485,502,484
                                                                             ------------

                                                             PRINCIPAL
                                                               AMOUNT
                                                             ----------
CORPORATE BOND                                      1.48%
         Host Marriott LP, 9.50%, due 1/15/07(2)..........   $3,700,000      3,968,250
         LNR Property Corp., 10.50%, due 1/15/09..........      500,000        512,500
         New Plan Realty Trust, 6.90%, due 2/15/28........    1,000,000        887,180
                                                                          ------------
             TOTAL CORPORATE BOND (Identified
                cost -- $4,968,773).......................                   5,367,930
                                                                          ------------
COMMERCIAL PAPER                                    1.74%
         United Bank of Switzerland Financial, 1.88%, due
           10/01/02
           (Identified cost -- $6,329,000)................    6,329,000      6,329,000
                                                                          ------------
TOTAL INVESTMENTS (Identified
  cost -- $475,164,431) .......................... 136.90%                 497,199,414
LIABILITIES IN EXCESS OF OTHER ASSETS ...........  (2.48)%                  (8,998,914)
LIQUIDATION VALUE OF AUCTION RATE CUMULATIVE PREFERRED
  SHARES,
  SERIES M AND SERIES W (Equivalent to $25,000 per share
  based
  on 2,500 shares outstanding for each class) ... (34.42)%                (125,000,000)
                                                  --------                ------------
NET ASSETS -- COMMON STOCK (Equivalent to $14.31 per share
  based
  on 25,379,898 shares of capital stock
  outstanding) ................................... 100.00%                $363,200,500
                                                   -------                ------------
                                                   -------                ------------

-------------------
(1) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, which such security trades.

(2) Security trades infrequently. The fund prices this security at fair value using procedures approved by the fund's board of directors.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

(3) The fund has entered into 3 interest rate swap transactions with Salomon Swapco Inc. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. The fund has segregated 152,000 shares of Apartment Investment & Management Co, 10.00%, Series R and 238,000 shares of PS Business Parks, 9.50%, Series D as collateral for the interest rate swap transactions. Details of the interest rate swap transactions at September 30, 2002 are as follows:

                       FLOATING RATE*
 NOTIONAL     FIXED     (RATE RESET      TERMINATION     UNREALIZED
  AMOUNT      RATE        MONTHLY)          DATE        DEPRECIATION
-----------  -------   --------------   -------------   ------------
$31,250,000   5.3025%      1.8138%      July 30, 2006   $ (2,844,827)
$31,250,000   5.5920%      1.8138%      July 30, 2008     (3,740,231)
$31,250,000   5.8240%      1.8138%      July 30, 2011     (4,474,203)
                                                        ------------
                                                        $(11,059,261)
                                                        ------------
                                                        ------------

-------------------
* Based on LIBOR (London Interbank Offered Rate).

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
                             FINANCIAL HIGHLIGHTS(4)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                              --------------------------   ----------------
NET ASSET VALUE -- COMMON STOCK:
Beginning of period: 12/31/2001.............                $351,610,788            $14.03
    Net investment income...................  $25,894,747                  $1.03
    Net realized and unrealized gain on
       investments and
       interest rate swap transactions......    6,939,219                   0.28
Distributions from net investment income to:
    Common shareholders.....................  (24,232,450)                 (0.96)
    Preferred shareholders..................   (1,792,725)                 (0.07)
                                                                           -----
Capital stock transactions:
    Distributions reinvested................    4,780,921
                                              -----------
Net increase in net asset value.............                  11,589,712              0.28
                                                            ------------            ------
End of period: 9/30/2002....................                $363,200,500            $14.31
                                                            ------------            ------
                                                            ------------            ------

-------------------
(4) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

                         AVERAGE ANNUAL TOTAL RETURNS(5)
                 (PERIODS ENDED SEPTEMBER 30, 2002) (UNAUDITED)

                                    SINCE INCEPTION
                          ONE YEAR     (5/31/01)
                          --------     ---------
                         16.93%        9.07%

-------------------
(5) Based on net asset value.


                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     PRIVACY POLICY
    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal
    information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal
    information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.


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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                   COHEN & STEERS                                      COHEN & STEERS
                  ----------------                                    ----------------
                 EQUITY INCOME FUND                                    REALTY SHARES


      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE

      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

               FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

                   COHEN & STEERS                                       COHEN & STEERS
                  ----------------                                ---------------------------
                 SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITs

      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED

                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       12

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

 Robert H. Steers
 Director and chairman

 Martin Cohen
 Director and president

 Gregory C. Clark
 Director

 Bonnie Cohen
 Director

 George Grossman
 Director

 Richard J. Norman
 Director

 Willard H. Smith Jr.
 Director

 Adam Derechin
 Vice president and assistant treasurer

 Lawrence B. Stoller
 Assistant secretary

 KEY INFORMATION

 INVESTMENT MANAGER
 Cohen & Steers Capital Management, Inc.
 757 Third Avenue
 New York, NY 10017
 (212) 832-3232

 FUND SUBADMINISTRATOR AND CUSTODIAN
 State Street Bank and Trust Company
 225 Franklin Street
 Boston, MA 02110

 TRANSFER AGENT -- COMMON SHARES
 Equiserve Trust Company
 150 Royall Street
 Canton, MA 02021
 (800) 426-5523

 TRANSFER AGENT -- PREFERRED SHARES
 Deutsche Bank Trust Company Americas
 100 Plaza One, 6th floor
 Jersey City, NJ 07311
 (201) 593-6880

 LEGAL COUNSEL
 Simpson Thacher & Bartlett
 425 Lexington Avenue
 New York, NY 10017

 New York Stock Exchange Symbol: RLF

 Web site: cohenandsteers.com

 This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.


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



COHEN & STEERS
ADVANTAGE INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

                                COHEN & STEERS
                             --------------------
                         ADVANTAGE INCOME REALTY FUND



                          --------------------------
                               QUARTERLY REPORT
                              SEPTEMBER 30, 2002